Exhibit 10.21
AMENDMENT NO. 1
TO SEVERANCE PAY AGREEMENT
     This Amendment is made and entered into this 12th day of May 2008, by and between Ralf Suerken (“Executive”) and SoftBrands, Inc. (the “Company”).
     WHEREAS, the Executive and the Company are party to that certain Severance Pay Agreement dated as of November 10, 2005 (the “Agreement”); and
     WHEREAS, the Company and the Executive wish to amend the Agreement to comport with proposed regulations under Section 409A of the Internal Revenue Code.
     NOW, THEREFORE, inconsideration of the foregoing recitals, and for other valid consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:
1. Section 2(i) of the Agreement is hereby amended in its entirety to read as follows:
     (i) If a Change in Control (as defined in Section 3(i) hereof) occurs during the term of this Agreement and either of the events described in clause (a) or (b) below occurs, the terminated Executive shall be entitled to receive the cash payment provided in Section 4 hereof:
(a) the Company shall, within one year after such Change of Control occurs, have exercised its right to terminate the Executive without cause; or
(b) the Executive shall, prior to March 15 of the calendar year following the year in which the Change of Control occurs, have voluntarily exercised his option to terminate his employment for Good Reason (as defined in Section 3(ii) hereof). Notice of election of this option must identify the Executive who desires to terminate his employment and set forth in reasonable detail the facts and circumstances claimed to constitute Good Reason.
2. Section 3(ii) of the Agreement is hereby amended in its entirety to read as follows:
     (ii) “Good Reason” shall mean the occurrence of any of the following events:
(a) the assignment to Executive of employment responsibilities which are not materially of comparable responsibility and status as the employment responsibilities held by Executive immediately prior to a Change in Control;
(b) a material reduction by the Company in Executive’s compensation (including a material change in the form of the bonus compensation plan that makes less likely the achievement of a targeted bonus) as in effect immediately prior to a Change in Control;
(c) except to the extent otherwise required by applicable law, the failure by the Company, or the entity that acquires the Company, to continue in effect a material benefit or compensation plan, stock ownership plan, stock purchase plan, bonus plan, life insurance plan, health-and-accident plan or disability plan in which Executive is participating immediately prior to a Change in Control (or plans providing Executive with substantially similar benefits), the taking of any action by the Company which would have a material adverse affect upon Executive’s participation in, or materially reduce Executive’s benefits under, any of such plans or deprive Executive of any material fringe benefit enjoyed by Executive immediately prior to such Change in Control, or the failure by the Company to provide Executive with the number of paid vacation days to which Executive is entitled immediately prior to such Change in Control in accordance with the Company’s vacation policy as then in effect; or
(d) the failure by the Company to obtain, as specified in Section 6(i) hereof an assumption of the obligations of the Company to perform this Agreement by any successor to the Company.
     For purposes of the foregoing, Executive shall not be considered to have been assigned employment of lesser responsibility if Executive manages, has control over, or serves in a similar position with a subsidiary, division or operating unit of an acquiring entity that generates revenues of comparable amounts to the revenues generated by the Company before such Change in Control. Notwithstanding the foregoing, none of the forgoing events shall be considered “Good Reason” if it occurs in connection with the Executive’s death or disability.
3. Section 4(b) of the Agreement is hereby amended in its entirety to read as follows:
(b) In lieu of any further base salary payments to Executive for periods subsequent to the date that the termination of Executive’s employment becomes effective, the Company shall pay as severance pay to Executive a lump-sum cash amount equal to twelve months Executive’s salary (subject to withholding for applicable taxes); subject, however, to the restriction that the Executive shall not be entitled to receive any amount pursuant to this Agreement which constitutes an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, or any successor provision or regulations promulgated thereunder. In case of uncertainty as to whether some portion of a payment might constitute an excess parachute payment, the Company shall initially make the payment to the Executive and Executive agrees to refund to the Company any amounts ultimately determined to be excess parachute payments;
     IN WITNESS WHEREOF, the Executive and the Company have executed this amendment as of the date first above written.

SoftBrands, Inc.

By

Its

Ralf Suerken

AMENDMENT NO. 1
TO SEVERANCE PAY AGREEMENT
     This Amendment is made and entered into this 12th day of May 2008, by and between Steven J. VanTassel (“Executive”) and SoftBrands, Inc. (the “Company”).
     WHEREAS, the Executive and the Company are party to that certain Severance Pay Agreement dated as of November 10, 2005 (the “Agreement”); and
     WHEREAS, the Company and the Executive wish to amend the Agreement to comport with proposed regulations under Section 409A of the Internal Revenue Code.
     NOW, THEREFORE, inconsideration of the foregoing recitals, and for other valid consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:
1. Section 2(i) of the Agreement is hereby amended in its entirety to read as follows:
     (i) If a Change in Control (as defined in Section 3(i) hereof) occurs during the term of this Agreement and either of the events described in clause (a) or (b) below occurs, the terminated Executive shall be entitled to receive the cash payment provided in Section 4 hereof:
(a) the Company shall, within one year after such Change of Control occurs, have exercised its right to terminate the Executive without cause; or
(b) the Executive shall, prior to March 15 of the calendar year following the year in which the Change of Control occurs, have voluntarily exercised his option to terminate his employment for Good Reason (as defined in Section 3(ii) hereof). Notice of election of this option must identify the Executive who desires to terminate his employment and set forth in reasonable detail the facts and circumstances claimed to constitute Good Reason.
2. Section 3(ii) of the Agreement is hereby amended in its entirety to read as follows:
     (ii) “Good Reason” shall mean the occurrence of any of the following events:
(a) the assignment to Executive of employment responsibilities which are not materially of comparable responsibility and status as the employment responsibilities held by Executive immediately prior to a Change in Control;
(b) a material reduction by the Company in Executive’s compensation (including a material change in the form of the bonus compensation plan that makes less likely the achievement of a targeted bonus) as in effect immediately prior to a Change in Control;
(c) except to the extent otherwise required by applicable law, the failure by the Company, or the entity that acquires the Company, to continue in effect a material benefit or compensation plan, stock ownership plan, stock purchase plan, bonus plan, life insurance plan, health-and-accident plan or disability plan in which Executive is participating immediately prior to a Change in Control (or plans providing Executive with substantially similar benefits), the taking of any action by the Company which would have a material adverse affect upon Executive’s participation in, or materially reduce Executive’s benefits under, any of such plans or deprive Executive of any material fringe benefit enjoyed by Executive immediately prior to such Change in Control, or the failure by the Company to provide Executive with the number of paid vacation days to which Executive is entitled immediately prior to such Change in Control in accordance with the Company’s vacation policy as then in effect; or
(d) the failure by the Company to obtain, as specified in Section 6(i) hereof an assumption of the obligations of the Company to perform this Agreement by any successor to the Company.
     For purposes of the foregoing, Executive shall not be considered to have been assigned employment of lesser responsibility if Executive manages, has control over, or serves in a similar position with a subsidiary, division or operating unit of an acquiring entity that generates revenues of comparable amounts to the revenues generated by the Company before such Change in Control. Notwithstanding the foregoing, none of the forgoing events shall be considered “Good Reason” if it occurs in connection with the Executive’s death or disability.
3. Section 4(b) of the Agreement is hereby amended in its entirety to read as follows:
(b) In lieu of any further base salary payments to Executive for periods subsequent to the date that the termination of Executive’s employment becomes effective, the Company shall pay as severance pay to Executive a lump-sum cash amount equal to twelve months Executive’s salary (subject to withholding for applicable taxes); subject, however, to the restriction that the Executive shall not be entitled to receive any amount pursuant to this Agreement which constitutes an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, or any successor provision or regulations promulgated thereunder. In case of uncertainty as to whether some portion of a payment might constitute an excess parachute payment, the Company shall initially make the payment to the Executive and Executive agrees to refund to the Company any amounts ultimately determined to be excess parachute payments;
     IN WITNESS WHEREOF, the Executive and the Company have executed this amendment as of the date first above written.

SoftBrands, Inc.

By

Its

Steven J. VanTassel

AMENDMENT NO. 1
TO SEVERANCE PAY AGREEMENT
     This Amendment is made and entered into this 12th day of May 2008, by and between Gregg A. Waldon (“Executive”) and SoftBrands, Inc. (the “Company”).
     WHEREAS, the Executive and the Company are party to that certain Severance Pay Agreement dated as of June 2, 2006 (the “Agreement”); and
     WHEREAS, the Company and the Executive wish to amend the Agreement to comport with proposed regulations under Section 409A of the Internal Revenue Code.
     NOW, THEREFORE, inconsideration of the foregoing recitals, and for other valid consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:
1. Section 2(i) of the Agreement is hereby amended in its entirety to read as follows:
     (i) If a Change in Control (as defined in Section 3(i) hereof) occurs during the term of this Agreement and either of the events described in clause (a) or (b) below occurs, the terminated Executive shall be entitled to receive the cash payment provided in Section 4 hereof:
(a) the Company shall, within one year after such Change of Control occurs, have exercised its right to terminate the Executive without cause; or
(b) the Executive shall, prior to March 15 of the calendar year following the year in which the Change of Control occurs, have voluntarily exercised his option to terminate his employment for Good Reason (as defined in Section 3(ii) hereof). Notice of election of this option must identify the Executive who desires to terminate his employment and set forth in reasonable detail the facts and circumstances claimed to constitute Good Reason.
2. Section 3(ii) of the Agreement is hereby amended in its entirety to read as follows:
     (ii) “Good Reason” shall mean the occurrence of any of the following events:
(a) the assignment to Executive of employment responsibilities which are not materially of comparable responsibility and status as the employment responsibilities held by Executive immediately prior to a Change in Control;
(b) a material reduction by the Company in Executive’s compensation (including a material change in the form of the bonus compensation plan that makes less likely the achievement of a targeted bonus) as in effect immediately prior to a Change in Control;
(c) except to the extent otherwise required by applicable law, the failure by the Company, or the entity that acquires the Company, to continue in effect a material benefit or compensation plan, stock ownership plan, stock purchase plan, bonus plan, life insurance plan, health-and-accident plan or disability plan in which Executive is participating immediately prior to a Change in Control (or plans providing Executive with substantially similar benefits), the taking of any action by the Company which would have a material adverse affect upon Executive’s participation in, or materially reduce Executive’s benefits under, any of such plans or deprive Executive of any material fringe benefit enjoyed by Executive immediately prior to such Change in Control, or the failure by the Company to provide Executive with the number of paid vacation days to which Executive is entitled immediately prior to such Change in Control in accordance with the Company’s vacation policy as then in effect; or
(d) the failure by the Company to obtain, as specified in Section 6(i) hereof an assumption of the obligations of the Company to perform this Agreement by any successor to the Company.
     For purposes of the foregoing, Executive shall not be considered to have been assigned employment of lesser responsibility if Executive manages, has control over, or serves in a similar position with a subsidiary, division or operating unit of an acquiring entity that generates revenues of comparable amounts to the revenues generated by the Company before such Change in Control. Notwithstanding the foregoing, none of the forgoing events shall be considered “Good Reason” if it occurs in connection with the Executive’s death or disability.
3. Section 4(b) of the Agreement is hereby amended in its entirety to read as follows:
(b) In lieu of any further base salary payments to Executive for periods subsequent to the date that the termination of Executive’s employment becomes effective, the Company shall pay as severance pay to Executive a lump-sum cash amount equal to twelve months Executive’s salary (subject to withholding for applicable taxes); subject, however, to the restriction that the Executive shall not be entitled to receive any amount pursuant to this Agreement which constitutes an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, or any successor provision or regulations promulgated thereunder. In case of uncertainty as to whether some portion of a payment might constitute an excess parachute payment, the Company shall initially make the payment to the Executive and Executive agrees to refund to the Company any amounts ultimately determined to be excess parachute payments;
     IN WITNESS WHEREOF, the Executive and the Company have executed this amendment as of the date first above written.

SoftBrands, Inc.

By

Its

Gregg A. Waldon